UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2004

ElkCorp

(Exact name of Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

1-5341	75-1217920

(Commission File Number)	(I.R.S. Employer Identification No.)

14911 Quorum Drive, Suite 600, Dallas, Texas 75254-1491

(Address of principal executive offices)

(972) 851-0500

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (18 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (18 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

On September 13, 2004, ElkCorp (Registrant) dismissed PricewaterhouseCoopers LLP as the Registrant’s independent registered public accounting firm. The Registrant’s Audit Committee of the Board of Directors participated in and approved the decision to change the Registrant’s independent registered public accounting firm.

The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle.

In connection with the audits for the two most recent fiscal years and through September 13, 2004, there have been no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP would have caused them to make reference thereto in their report on the financial statements for such years.

During the two most recent fiscal years and through September 13, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of such letter, dated September 17, 2004 is filed as Exhibit 16.1 to this Form 8-K.

The Registrant appointed Grant Thornton LLP as its new independent registered public accounting firm on September 13, 2004. Grant Thornton LLP accepted the appointment on September 15, 2004. During the two most recent fiscal years and through September 13, 2004, the Registrant has not consulted with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant’s financial statements and neither a written report was provided to the Registrant or oral advice was provided that Grant Thornton LLP concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description
16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission regarding change in independent registered public accounting firm.

SIGNATURES

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ElkCorp
DATE:	September 17, 2004	/s/ Gregory J. Fisher
Gregory J. Fisher
Senior Vice President, Chief Financial Officer and Controller

/s/ Leonard R. Harral
Leonard R. Harral
Vice President, Chief Accounting Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description
16.1	Letter from PricewaterhouseCoopers LLP to the United States Securities and Exchange Commission regarding change in independent registered public accounting firm.